                                                                    EXHIBIT 99.1


                                                                        REDACTED

                              SETTLEMENT AGREEMENT


         This SETTLEMENT AGREEMENT is made, entered into, and effective as of the latest date of signature appearing below (the "Effective Date"), by and between Summit Technology, Inc., a corporation organized under the laws of the State of Massachusetts, with a place of business at 21 Hickory Drive, Waltham, Massachusetts 02154 ("Summit"), and VISX, Incorporated, a corporation organized under the laws of the State of Delaware, with a place of business at 3400 Central Expressway, Santa Clara, California 95051-0703 ("VISX").

         WHEREAS, Summit and VISX are involved in numerous disputes around the world involving their respective patents; and

         WHEREAS, Summit and VISX desire to reach a final settlement and disposition of their patent disputes as set forth herein;

         NOW THEREFORE, in consideration of the payments, releases, contribution, licenses, covenants and undertakings hereinafter set forth, Summit and VISX agree as follows:

         1. For purposes of this Settlement Agreement, the phrase "UNITED STATES AZEMA PATENTS" means United States Patent Nos. 4,902,122, 4,973,330 and 5,147,352, and any continuations or reissues thereof.

         2. For purposes of this Settlement Agreement, the phrase "FOREIGN AZEMA PATENTS" means the patents and applications that are the corresponding counterparts to the United States Azema Patents issued or pending in countries outside of the United States, together with any continuations or reissues thereof.

         3. For purposes of this Settlement Agreement, the phrase "AZEMA FAMILY OF PATENTS" means the United States Azema Patents and the Foreign Azema Patents.

         4. For purposes of this Settlement Agreement, the term "AFFILIATE" means any corporation, entity or person that owns more than 50% of the shares entitled to vote of a party to this Settlement Agreement, or that has the right or power to appoint more than one-half of the board of directors of a party to this Settlement Agreement, or that otherwise has effective control of a party to this Settlement Agreement (hereinafter "direct or indirect parent"), and any division, subsidiary or other corporation or entity or person in which a party to this Settlement Agreement, or a direct or indirect parent of a party to this Settlement Agreement, owns directly or indirectly more than 50% of the shares entitled to vote, or for which any such party or direct or indirect parent has the right or power to appoint more than one-half of the board of directors, or over which such party or direct or indirect parent otherwise has effective control.

         5. For purposes of this Settlement Agreement, the phrase "SUMMIT'S FOREIGN

PATENTS" means all patents issued outside the United States (other than the Foreign Azema Patents) in which Summit or a Summit Affiliate has or in the future acquires an ownership interest or the right to license others to practice the art embodied in the patent, and which relate to a method or apparatus for laser ablation of corneal tissue.

         6. For purposes of this Settlement Agreement, the phrase "VISX'S FOREIGN PATENTS" means all patents issued outside the United States in which VISX or a VISX Affiliate has or in the future acquires an ownership interest or the right to license others to practice the art embodied in the patent, and which relate to a method or apparatus for laser ablation of corneal tissue.

         7. (a) In exchange for the release set forth in PARAGRAPH 7(b), the contribution set forth in PARAGRAPH 7(c), and the license set forth in PARAGRAPHS 7(d) below within five business days after the Effective Date, VISX shall pay Summit the sum of _____________________.

                  (b) Effective as of the date that the payment specified in PARAGRAPH 7(a) is made, Summit and its Affiliates do hereby fully release, acquit, and forever discharge VISX and VISX's Affiliates and their respective officers, directors, shareholders, agents, employees, customers, distributors, dealers, vendees, suppliers, and users from any and all claims or liability, known or unknown, arising out of or related in any way to the manufacture, use, offer to sell, sale, license, lease or other disposition of products manufactured or assembled by VISX or a VISX Affiliate occurring prior to the Effective Date which could be considered an infringement or form the basis of an action or claim of infringement under the Azema Family of Patents or Summit's Foreign Patents.

                  (c) Within five business days after the payment specified in PARAGRAPH 7(a) is made, Summit and its Affiliates shall contribute to Summit Partner, Inc. and cause Summit Partner Inc. to contribute to Pillar Point Partners the exclusive, royalty free, fully paid-up right and license under United States Patent Nos. 5,147,352 and 4,973,330 to make, have made, use, sell, license, lease and otherwise dispose of all License Products (as defined in the Summit Contribution Agreement dated June 3, 1992) and other apparatus covered by United States Patent Nos. 5,147,352 and 4,973,330, and to perform (including the right to license others to perform) all Licensed Procedures (as defined in the Summit Contribution Agreement dated June 3, 1992) covered by the claims of United States Patent Nos. 5,147,352 and 4,973,330, during the term of the Summit Contribution Agreement dated June 3, 1992, throughout the world. Such contribution shall be effective as of the Effective Date. The contribution made pursuant to this PARAGRAPH 7(c) shall not affect any other rights or obligations of Summit, VISX, Summit Partner, Inc. or VISX Partner, Inc. under the Formation Agreement or the General Partnership Agreement of Pillar Point Partners, both dated June 3, 1992.

                  (d) Effective as of the date that the payment specified in PARAGRAPH 7(a) is made, Summit and its Affiliates do hereby grant to VISX and its Affiliates an irrevocable, non-exclusive and fully paid up license under United States Patent No. 4,902,122 and any continuations or reissues thereof to make, have made, use, offer to sell, sell, license, lease and otherwise dispose of products manufactured or assembled by VISX or a VISX Affiliate that come within the claims of that patent, whether directly or indirectly through distributors or other resellers, and to perform and sublicense others to perform procedures using those products during the term hereof throughout the world. The term of the license provided for in this PARAGRAPH 7(d) shall, unless sooner terminated as provided for in this PARAGRAPH 7(d), end on the date on which the last to expire of the patents licensed in this PARAGRAPH 7(d) expires. In the event that VISX or any of its Affiliates institutes or voluntarily participates in any lawsuit or other form of legal or administrative proceeding, anywhere in the world, to challenge or contest the validity, patentability or priority of the patents licensed in this PARAGRAPH 7(d) during the term of the license provided for in this PARAGRAPH 7(d), Summit shall provide written notice to VISX (i) stating that Summit believes that VISX is in breach of its covenant recited in PARAGRAPH 12(a) and (ii) specifying the lawsuit or proceeding which VISX (or any of its Affiliates) is challenging or contesting the validity, patentability or priority of any of the patents licensed in this PARAGRAPH 7(d). VISX shall have thirty days from receipt of such notice to cure the breach specified in such notice in a manner reasonably satisfactory to Summit. If such cure is not accomplished within said thirty days, then Summit shall have the right to terminate the license provided for in this PARAGRAPH 7(d) by notifying VISX in writing that the license is being canceled, and the cancellation shall be effective as of the date of the notice. The phrase "voluntarily participates" means any type of participation that is not required by a court order or ruling or an administrative order or ruling.

         8. (a) In exchange for the release set forth below in PARAGRAPH 8(b), within five business days after the Effective Date, Summit shall pay VISX the sum of _____________.

                  (b) Effective as of the date that the payment specified in PARAGRAPH 8(a) is made, VISX and its Affiliates do hereby fully release, acquit, and forever discharge Summit and Summit's Affiliates and their respective officers, directors, shareholders, agents, employees, customers, distributors, dealers, vendees, suppliers, and users from any and all claims or liability, known or unknown, arising out of or related in any way to the manufacture, use, offer to sell, sale, license, lease or other disposition of products manufactured or assembled by Summit or a Summit Affiliate occurring prior to the Effective Date which could be considered an infringement or form the basis of an action or claim of infringement under VISX's Foreign Patents.

         9. (a) Within five business days after the Effective Date, VISX shall pay Summit the sum of ____________________. This sum constitutes full and complete payment to Summit for the license granted VISX pursuant to PARAGRAPH 9(b).

                  (b) Effective as of the date that the payment specified in PARAGRAPH 9(a) is made, Summit and its Affiliates hereby grant to VISX and its Affiliates a non-exclusive and fully paid up license under the Foreign Azema Patents and Summit's Foreign Patents to make, have made, use, offer to sell, sell, license, lease and otherwise dispose of products manufactured or assembled by VISX or VISX's Affiliates, whether directly or indirectly through distributors or other resellers, and to perform and sublicense others to perform procedures using those products, during the term hereof in all countries of the world except the United States.

                  (c) VISX and its Affiliates shall affix to each product manufactured or assembled by VISX or its Affiliates that is sold, leased, licensed or otherwise disposed of outside of the United States after the Effective Date a label reasonably requested by Summit indicating that the product is licensed under the Foreign Azema Patents and Summit's Foreign Patents.

                  (d) The term of the licenses provided for in PARAGRAPH 9(b) shall, unless sooner terminated as provided for in this PARAGRAPH 9(d), end on the date on which the last to expire of the Foreign Azema Patents and Summit's Foreign Patents has expired. In the event that VISX or any of its Affiliates institutes or voluntarily participates in any lawsuit or other form of legal or administrative proceeding, anywhere in the world, to challenge or contest the validity, patentability or priority of any of the Foreign Azema Patents of Summit's Foreign Patents during the term of the license provided for in PARAGRAPH 9(b), Summit shall provide written notice to VISX (i) stating that Summit believes that VISX is in breach of its covenant recited in PARAGRAPH 12(a) and (ii) specifying the lawsuit or proceeding which VISX (or any of its Affiliates) is challenging or contesting the validity, patentability or priority of any of the patents licensed in PARAGRAPH 9(b). VISX shall have thirty days from receipt of such notice to cure the breach specified in such notice in a manner reasonably satisfactory to Summit. If such cure is not accomplished within said thirty days, then Summit shall have the right to terminate the license provided for in PARAGRAPH 9(b) by notifying VISX in writing that the license is being canceled, and the cancellation shall be effective as of the date of the notice. The phrase "voluntarily participates" means any type of participation that is not required by a court order or ruling or an administrative order or ruling.

         10. (a) Within five business days after the Effective Date, Summit shall pay VISX the sum of _____________________. This sum constitutes full and complete payment to VISX for the license granted Summit pursuant to PARAGRAPH 10(b).

                  (b) Effective as of the date that the payment specified in PARAGRAPH 10(a) is made, VISX and its Affiliates hereby grant to Summit and its Affiliates a non-exclusive and fully paid up license under VISX's Foreign Patents to make, have made, use, offer to sell, sell, license, lease and otherwise dispose of products manufactured or assembled by Summit or Summit's Affiliates, whether directly or indirectly through distributors or other resellers, and to perform and sublicense others to perform procedures using those products, during the term hereof in all countries of the world except the United States.

                  (c) Summit and its Affiliates shall affix to each product manufactured or assembled by Summit or its Affiliates that is sold, leased, licensed or otherwise disposed of outside of the United States after the Effective Date a label reasonably requested by VISX indicating that the product is licensed under VISX's Foreign Patents.

                  (d) The term of the license provided for in PARAGRAPH 10(b) shall, unless sooner terminated as provided for in this PARAGRAPH 10(d), end on the date on which the last to expire of VISX's Foreign Patents has expired. In the event that Summit or a Summit Affiliate institutes or voluntarily participates in any lawsuit or other form of legal or administrative proceeding, anywhere in the world, to challenge or contest the validity, patentability or priority of any of VISX's Foreign Patents during the term of the license provided for in PARAGRAPH 10(b), VISX shall provide written notice to Summit (i) stating that VISX believes that Summit is in breach of its covenant recited in PARAGRAPH 11(a) and (ii) specifying the lawsuit or proceeding which Summit (or any of its Affiliates) is challenging or contesting the validity, patentability or priority of any of the patents licensed in PARAGRAPH 10(b). Summit shall have thirty days from receipt of such notice to cure the breach specified in such notice in a manner reasonably satisfactory to VISX. If such cure is not accomplished within said thirty days, then VISX shall have the right to terminate the license provided for in PARAGRAPH 10(b) by notifying Summit in writing that the license is being canceled, and the cancellation shall be effective as of the date of the notice. The phrase "voluntarily participates" means any type of participation that is not required by a court order or ruling or an administrative order or ruling.

                  11. (a) Effective as of the date that the payments specified in PARAGRAPHS 7(a) and 9(a) are made and continuing thereafter, Summit and its Affiliates hereby covenant (i) never to sue or threaten to sue VISX or its Affiliates or VISX's or its Affiliates' distributors or customers, and never to make any claim whatsoever against VISX or its Affiliates or VISX's or its Affiliates' distributors or customers, anywhere in the world, for any alleged infringement of any patent (whenever issued) which relates to a method or apparatus for laser ablation of corneal tissue on the basis of the manufacture, use, offer to sell, sale, license, lease or other disposition of products manufactured or assembled by VISX or a VISX Affiliate, and (ii) never to institute or voluntarily participate in any lawsuit or other form of legal or administrative proceeding (including, without limitation, opposition proceedings in the European Patent Office), anywhere in the world, to challenge or contest the validity, patentability or priority of any patent or patent application in which VISX or a VISX Affiliate has or acquires an ownership interest, and which patent or patent application relates to a method or apparatus for laser ablation of corneal tissue. The phrase "voluntarily participate" means any type of participation that is not required by a court order or ruling or an administrative order or ruling. Provided, however, in the event that a conflict arises between patent rights owned by Summit or a Summit Affiliate and patent rights owned by VISX or a VISX Affiliate that necessitates an interference proceeding before the United States PTO, Summit and VISX agree to work with each other to resolve the issues by good faith negotiation and, if a resolution can not be achieved within thirty days after negotiations begin, Summit and VISX shall jointly petition the PTO for the matter to be decided by binding arbitration pursuant to 37 CFR 1.690.


                  (b) Within thirty calendar days after the payments specified in PARAGRAPHS 7(a) and 9(a) are made, Summit and its Affiliates and agents shall take all steps necessary to withdraw from, and Summit shall warrant to VISX that it and its Affiliates and agents have withdrawn from, all forms of legal or administrative proceedings, anywhere in the world, in which Summit or a Summit Affiliate has challenged or contested the validity, patentability or priority of any patent or patent application in which VISX or a VISX Affiliate has an ownership interest, and which patent or patent application relates to a method or apparatus for laser ablation of corneal tissue.

                  12. (a) Effective as of the date that the payments specified in PARAGRAPHS 8(a) and 10(a) are made and continuing thereafter, VISX and its Affiliates hereby covenant (i) never to sue or threaten to sue Summit or its Affiliates or Summit's or its Affiliates' distributors or customers, and never to make any claim whatsoever against Summit or its Affiliates or Summit's or its Affiliates' distributors or customers, anywhere in the world, for any alleged infringement of any patent (whenever issued) which relates to a method or apparatus for laser ablation of corneal tissue on the basis of the manufacture, use, offer to sell, sale, license, lease or other disposition of products manufactured or assembled by Summit or a Summit Affiliate, and (ii) never to institute or voluntarily participate in any lawsuit or other form of legal or administrative proceeding (including, without limitation, opposition proceedings in the European Patent Office), anywhere in the world, to challenge or contest the validity, patentability or priority of any patent or patent application in which Summit or a Summit Affiliate has or acquires an ownership interest, and which patent or patent application relates to a method or apparatus for laser ablation of corneal tissue. The phrase "voluntarily participate" means any type of participation that is not required by a court order or ruling or an administrative order or ruling. Provided, however, in the event that a conflict arises between patent rights owned by Summit or a Summit Affiliate and patent rights owned by VISX or a VISX Affiliate that necessitates an interference proceeding before the United States PTO, Summit and VISX agree to work with each other to resolve the issues by good faith negotiation and, if a resolution can not be achieved within thirty days after negotiations begin, Summit and VISX shall jointly petition the PTO for the matter to be decided by binding arbitration pursuant to 37 CFR 1.690.

                  (b) Within thirty calendar days after the payments specified in PARAGRAPHS 8(a) and 10(a) are made, VISX and its Affiliates and agents shall take all steps necessary to withdraw from, and VISX shall warrant to Summit that it and its Affiliates and agents have withdrawn from, all forms of legal or administrative proceedings, anywhere in the world, in which VISX or a VISX Affiliate has challenged or contested the validity, patentability or priority of any patent or patent application in which Summit or a Summit Affiliate has an ownership interest, and which patent or patent application relates to a method or apparatus for laser ablation of corneal tissue.

         13. To implement this settlement, within one day after the payments specified in PARAGRAPHS 7(a), 8(a), 9(a), and 10(a) are made, Summit and VISX shall file with the United States District Court for the District of Delaware a Stipulation of Dismissal in the form attached hereto as Exhibit A.

         14. Within five days after the payments specified in PARAGRAPHS 7(a), 8(a), 9(a), and 10(a) are made, the parties shall file with the Trial Division of the Federal Court of Canada a Discontinuance of Federal Court Action File No. T-1875-95 stating that each party shall bear its own costs and attorneys fees and that such discontinuance shall be with prejudice to the rights of either party to bring a claim, or counterclaim, of substantially similar scope to any claim or

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counterclaim which was asserted, or which attempts were made to assert, within the Canadian action.

         15. All payments to be made pursuant to this Settlement Agreement shall be made by wire transfer of funds pursuant to the instruction to be provided by each party to the other in writing on or before the Effective Date.

         16. This Settlement Agreement effects a settlement of claims that are contested and denied. Nothing in this Settlement Agreement shall be construed as an admission by any party of any liability of any kind to the other party. This Settlement Agreement shall not be admissible as evidence against any party hereto or its Affiliates in any proceeding other than in a proceeding to enforce an obligation of a party hereunder.

         17. Any notice given pursuant to this Settlement Agreement shall be in writing and, except as otherwise expressly provided herein, shall be deemed to have been duly delivered if delivered in person or by certified or registered or overnight express mail, postage and mailing expense prepaid, or by facsimile transmission with hard copy to follow by regular mail, and, if given or rendered to Summit or its Affiliates addressed to:

                       Summit Technology, Inc.
                       21 Hickory Drive
                       Waltham, Massachusetts 02154
                       Attention: Chief Executive Officer


or if given or rendered to VISX or its Affiliates addressed to:

                       VISX, Incorporated
                       3400 Central Expressway
                       Santa Clara, CA  95051
                       Attention: Chief Executive Officer

Either party may specify a different address by notifying the other in writing of such different address.

         18. Each of Summit and VISX (for purposes of this PARAGRAPH 18, each a "Licensee") shall indemnify, defend and hold harmless the other party and its successors and assigns (for purposes of this PARAGRAPH 18, each a "Licensor") from and against any loss, damage, cost or expense of whatsoever kind or nature (including reasonable attorneys' fees and professional expenses) incurred by the Licensor by reason of any product liability claim arising out of the manufacture, use, sale, lease, license or other disposition of products manufactured or marketed by Licensee or any Licensee Affiliate or any distributor of Licensee or any Licensee Affiliate and licensed hereunder. The foregoing indemnification and agreement to defend and hold harmless shall include, without limitation, any cost or expense incurred or to be incurred by




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the Licensor or any Licensor Affiliate by reason of its having been or being made a party or being threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in connection with any actual or alleged act or omission in connection with any such manufacture, use, sale, lease or other disposition of products manufactured or assembled by Licensee or any Licensee Affiliate or performance of any procedures using those products. The foregoing indemnification and agreement to defend and hold harmless shall not extend to any acts or omissions by or on behalf of the Licensor or its Affiliates in bad faith or as a result of negligence. A party claiming indemnification shall not be entitled to indemnification with respect to any action to which it consented in writing or any claim as to which it did not give written notice to the party from which indemnification is sought within ninety (90) days after having received notice of such claim. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INCIDENTAL, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES. In the event any claim for indemnification arises from a claim of a third party, the party from whom indemnification is sought shall have the right to defend against such third party claim and, in such event, the party seeking indemnification shall cooperate with all reasonable requests in the defense thereof at the expense of the party from whom indemnification is sought.

         19. Nothing in this Settlement Agreement, including without limitation, the provisions set forth in Paragraphs 7(d), 9(d), 10(d), 11(a) and 12(a), shall be construed as preventing or limiting a party's ability (i) to defend its patents against a charge that they are invalid or unenforceable, and (ii) to assert that its patent applications possess novelty, unobviousness, utility, industrial applicability and an enabling disclosure, and are entitled to their priority claims, and otherwise claim patentable subject matter.

         20. If any provision of this Settlement Agreement, or the application of such provision to any person or circumstance, shall be held to be invalid or unenforceable, the remainder of this Settlement Agreement, or the application of such provision to such persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby, provided that such invalid or unenforceable provisions shall be replaced by valid and enforceable provisions which will achieve as far as possible the economic and business intentions of the parties to this Settlement Agreement.

         21. Nothing in this Settlement Agreement shall be deemed to appoint or authorize any party to act as an agent of the other party or to assume or incur any liability or obligation in the name or on behalf of the other party.

         22. Summit hereby warrants and represents that (a) it has read and understood the terms of this Settlement Agreement; (b) it has the full right and authority (i) to enter into this Settlement Agreement, (ii) to grant the licenses, releases and covenants recited herein on its own behalf and on behalf of each Summit Affiliate, and (iii) to enter into the agreements recited herein on its own behalf and on behalf of each Summit Affiliate; and (c) there are no outstanding agreements, assignments, or encumbrances inconsistent with the provisions set forth in this Settlement Agreement.

         23. VISX hereby warrants and represents that (a) it has read and understood the terms of this Settlement Agreement; (b) it has the full right and authority (i) to enter into this Settlement Agreement, (ii) to grant the licenses, releases and covenants recited herein on its own behalf and on behalf of each VISX Affiliate, and (iii) to enter into the agreements recited herein on its own behalf and on behalf of each VISX Affiliate; and (c) there are no outstanding agreements, assignments, or encumbrances inconsistent with the provisions set forth in this Settlement Agreement.

         24. This Settlement Agreement together with its exhibits represents the entire agreement and understanding between and among the parties hereto with respect to the subject matter hereof and it supersedes any and all prior or contemporaneous discussions, agreements and understandings relating thereto. This Settlement Agreement may not be varied or modified other than by a writing executed on behalf of each of the parties hereto. A party's rights, duties and obligations under this Settlement Agreement shall not be assigned, transferred or delegated by either party hereto without the express written consent of the other party, which consent shall not be unreasonably withheld, provided, however, that either party may assign all, but not less than all, of its rights and obligations under this Settlement Agreement to any successor by way of merger, consolidation or acquisition of substantially all of the party's assets associated with its business concerning laser ablation of corneal tissue, if such successor executes an instrument by which it agrees to be bound by the provisions of this Settlement Agreement, and if such successor provides a copy of said instrument to the other party pursuant to the provisions of Paragraph 17.

         25. The failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Settlement Agreement or to exercise any right or remedy consequent upon a breach thereof shall not constitute waiver of any such breach or any other covenant, duty, agreement or condition.

         26. This Settlement Agreement shall be governed by the laws of the State of Delaware. The terms of this Settlement Agreement may be enforced in any court of competent jurisdiction. Both parties hereby acknowledge and submit to the jurisdiction of the Federal District Court for the District of Delaware to hear and resolve any dispute over terms of the Settlement Agreement, to protect and enforce the parties' rights hereunder, to rectify the contract if necessary, and to order specific performance, injunction or similar equitable relief. The parties further specifically acknowledge and agree that in the event of a breach of the covenants recited in Paragraphs 11(a) and 12(a), the non-breaching party
(i) will be irreparably harmed, (ii) will be entitled to preliminary and permanent injunctive relief, and (iii) when injunctive relief is granted, will be entitiled to recover its costs and reasonable attorney's fees incurred in seeking relief from the Court. The parties further specifically acknowledge and agree that the provisions of the preceding sentence are applicable even if the breached covenants are void or unenforceable in the country where the breach occurs.

         27. (a) Summit and VISX hereby agree to maintain in confidence the terms of this

Settlement Agreement and to refrain from disclosing any of the terms of this Settlement Agreement to any person or entity other than officers and directors of, and attorneys for, a party to this Settlement Agreement, and those employees of a party with a need to know. Summit and VISX further agree that neither of them shall make any public statements about this Settlement Agreement or its terms, except as may be set forth in the joint press release referred to below or as required by applicable securities laws. VISX and Summit shall be permitted to disclose the terms of this Settlement Agreement to any person or entity if ordered to do so by a court of competent jurisdiction, and VISX and Summit shall be permitted to issue a joint press release, after the Effective Date, announcing the fact that they have settled outstanding patent disputes.

                  (b) If a party determines that it must file a copy of this Settlement Agreement with the Securities and Exchange Commission ("SEC"), the party shall file a redacted version (omitting all references to the amounts of monetary payments) and shall simultaneously request confidential treatment from the SEC of the redacted terms. Neither party shall file an unredacted version with the SEC unless and until the request for confidential treatment has been denied by the SEC in writing. With respect to any government agency other than the SEC, neither party shall provide an unredacted version (i.e., one which does not omit all references to the amounts of monetary payments) of this Settlement Agreement to such government agency unless required to do so by a court order or ruling, or an administrative order or ruling, and if such unredacted version is provided, the providing party shall clearly mark the Settlement Agreement as "Confidential" and shall request the government agency to which such unredacted version is provided to maintain the Settlement Agreement in confidence. In response to discovery requests propounded in litigation, neither party shall produce an unredacted version (i.e., one which does not omit all references to the amounts of monetary payments) of this Settlement Agreement unless required to do so by a court order or ruling, and if so required, the producing party shall take all steps reasonably necessary to produce the Settlement Agreement on terms and conditions that will maintain the highest level of confidentiality for the Settlement Agreement.

         28. This Settlement Agreement may be executed in separate counterparts, each of which shall be considered an original but all of which shall constitute one agreement.

         WHEREFORE, the parties hereto have caused this Settlement Agreement to be executed as of the latest date of signature appearing below.

SUMMIT TECHNOLOGY, INC.                       VISX, INCORPORATED

By     /s/Robert J. Palmisano                 By     /s/Elizabeth H. Davila
   -----------------------------                 -----------------------------
Name:  Robert J. Palmisano                    Name:  Elizabeth H. Davila
Title: Chief Executive Officer                Title: Executive VP, COO
Date:  6/17/97                                Date:  6/17/97

                                    EXHIBIT A
                          UNITED STATES DISTRICT COURT
                              DISTRICT OF DELAWARE


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SUMMIT TECHNOLOGY, INC.,                    :
    a corporation,
                                            :
                           Plaintiff,
                                            :
                  v.                                         Civil Action
                                            :                No. 95-524
     VISX, INCORPORATED,
       a corporation,                       :

                           Defendant.       :

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                            STIPULATION OF DISMISSAL

         Plaintiff Summit Technology, Inc. and defendant VISX, Incorporated, by and through their respective counsel, hereby stipulate to the dismissal, with prejudice, of all claims and causes of action brought in this action by Summit Technology, Inc. against VISX, Incorporated. Each party shall bear its own costs and attorneys' fees.

Dated:

By_______________________________           By_______________________________

Connolly, Bove, Lodge & Hutz                Young, Conaway Stargatt & Taylor
1220 Market Street                          Rodney Square North
Wilmington Delaware 19899                   11th Floor
Tel.: (302) 658-9141                        Wilmington, Delaware 19899-0391
Facs.: (302) 658-6514                       Tel.:  (302) 571-6600
                                            Facs.: (302) 571-1253

Attorneys for Plaintiff                     Attorneys for Defendant
Summit Technology, Inc.                     VISX, Incorporated